Consolidated Statement of Changes in Equity - Analysis of Other Reserves (Parenthetical) - GBP (£) £ in Millions		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2005	Dec. 31, 2004
Consolidated Statement of Changes in Equity
Net gain/(loss) on cash flow hedge	[1]	£ 27	£ 3	£ (6)
Gain (loss) from effective portion of changes in fair value		(51)	(28)	137
Amount of reclassification to the cost of acquisition		0	0	(118)
Amount of reclassification due to changes in foreign exchange rates		£ 78	£ 31	£ (25)
Nominal value per share		£ 0.01			£ 0.01	£ 1

[1]	£27m net gain (2023: £3m net gain; 2022: £6m net loss) on cash flow hedge includes a £51m loss (2023: £28m loss; 2022: £137m gain) from the effective portion of changes in fair value, offset by reclassification to the cost of acquisition of £nil (2023: £nil; 2022: £118m loss) and a £78m gain (2023: £31m gain; 2022: £25m loss) reclassification to the income statement due to changes in foreign exchange rates.